nova LIFESTYLE

Enjoy Life with Ideas



Corporate Headquarters

6541 E. Washington Blvd.
Commerce, CA 90040 USA
Tel: (323) 888-9999
www.novalifestyle.com

Nova LifeStyle, Inc.

Stock Symbol: STVS

SAFE HARBOR STATEMENT

This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking statements contained in this presentation.

CORPORATE OVERVIEW

NOVA LIFESTYLE OVERVIEW

- An innovative global designer and distributor of modern lifestyle furniture, headquartered in California
- Products are designed and manufactured in the U.S. and Asia, and marketed worldwide
- Lifestyle furniture brands include *Diamond Sofa* (www.diamondsofa.com), *Colorful World, Giorgio Mobili* and others
- Approximately 800 employees; 119 patents
- ISO 9001 and ISO 14001 certified





PRODUCT OFFERINGS

- **U.S. market:** *Diamond Sofa*-branded products sold to stores ranked in the top 100 furniture stores in the U.S.[1]
- **Asian markets:** *Nova*-branded products sold via direct sales and franchise stores to Chinese consumers
- Niche in urban contemporary furniture for the living room, dining room, bedroom and home office
- Offer entire sets of matching room settings appealing to lifestyle-conscious middle-income consumers

(1) Furniture/Today, "Top 100 U.S. Furniture Stores," November 15, 2011

WORLDWIDE MARKETS

nova LIFESTYLE

Market Presence:

U.S.

- Global corporate headquarters
- Original design capabilities
- *Diamond Sofa*-branded products
- Distribute to stores ranked in the top 100 furniture companies in the U.S. (1)

ASIA

- *Nova*-branded products (*Colorful World, Giorgio Mobili*)
- Profitable and fast-growing franchising model
- Direct design and manufacturing capabilities

EUROPE

- Strong presence in the European markets
- Clients are primarily large retailers
- ODM/OEM capabilities
- Urban contemporary style is very much in demand

DIAMOND SOFA®
Urban Styles for Modern Living

nova 諾華 US

1SOFA

GIORGIO MOBILI

nova LIFESTYLE

(1) Furniture/Today, "Top 100 U.S. Furniture Stores," November 15, 2011

GLOBAL PRESENCE

Sales and demographics for the nine months ended September 30, 2011



North America
33.9%
Europe
28.9%
China
29.3%
Hong Kong
1.4%
Asia (ex HK/China)
1.9%
Other Countries
2.3%
Australia
2.3 %
Sales of Nova-branded products
Sales of Diamond Sofa products

COMPETITIVE ADVANTAGES

NOVA = Contemporary Styling + Functionality + U.S. and Emerging Market Growth

- **Niche player:** urban contemporary lifestyle products in high demand by modern consumers
- **Distribution channels in China:** direct access to the growing middle class in China through proven franchising model
- **Product variety:** more SKUs under Nova brands covering all aspects of household furniture needs compared to competitors that offer single furniture lines
- **Fully integrated design-to-production business model:** supports quick design changes and adaptation to market demand
- **Rapid U.S. expansion:**
  - Direct sales expansion of Nova and Diamond Sofa branded products - penetrate retail storefronts and increase brand awareness
  - E-Commerce: higher margins and high growth
- **Strong management team** – industry experts and founders are managers
- **Innovation** – product innovation by design teams based in China and California allows for fast product launches
- **Stable and growing customer base** – strong relationships with established U.S. and global brands, direct sales to stores ranked in the top 100 furniture companies in the U.S.(1)

NOVA MUSEUM



LAS VEGAS SHOWROOM


DIAMOND SOFA

(1) Furniture/Today, "Top 100 U.S. Furniture Stores," November 15, 2011

U.S. MARKETS: DIAMOND SOFA

DIAMOND SOFA OVERVIEW

- A strong American brand and an innovative distributor and designer of contemporary lifestyle furniture products in the U.S. since 1992
- Products sold to stores ranked in the top 100 furniture companies in the U.S. [1]
- Worldwide product showrooms: Las Vegas, Highpoint North Carolina, Shanghai
- Participates in international trade shows and conventions each year



DIAMOND SOFA

CALIFORNIA HEADQUARTERS


LAS VEGAS SHOWROOM


WARREN BUFFET W/ TAWNY LAM (President)

CONTEMPORARY PRODUCT OFFERINGS

- Zen Collection
- Living Room (Sofas and Love Seats)
- Accent Chairs
- Occasional Table and TV Stands
- **Top customers include**: Nebraska Furniture Mart (Berkshire Hathaway company), Home Maker, Lacks, Living Space, CSN, El Dorado, Dearden's, lvg, Oneway, and many others

(1) Furniture/Today, "Top 100 U.S. Furniture Stores," November 15, 2011

DIAMOND SOFA PRODUCTS



VALENTINO - LIVING ROOM



BEVERLY – URBAN COLLECTION



BELAIRE – RETRO COLLECTION



ZOEY - ACCENT CHAIRS

GLOBAL INDUSTRY DYNAMICS

- Furniture e-commerce sales in the U.S. rose 4% in February 2011, the fourth consecutive monthly increase for the furniture category[1]
- Through 2016, projected higher disposable income and strong consumer sentiment will help boost demand for furniture in the U.S. [2]
- As the level of home ownership rises, homeowners are expected to purchase more household goods in the U.S.[2]
- Global furniture production reached an estimated $347 billion in 2010[3]
- Real growth in furniture demand in 2011 is forecasted to grow 3.3% in the world's top 70 countries, including the U.S. and Europe[3]
- The IMF anticipates further worldwide GDP growth of 4.4% in 2011[4]





Source:
(1): "SpendingPulse (MasterCard Advisors) February 2011 Retail Report"
(2): "IBISWorld U.S. Furniture Industry Report" http://www.ibisworld.com/industry/default.aspx?indid=1016
(3): Centre for Industrial Studies "World Furniture Outlook 2011/2012"
(4): International Monetary Fund April 2011 World Economic Outlook

ASIAN MARKETS: NOVA BRANDS

nova LIFESTYLE

Nova LifeStyle's brand offerings in the China markets:

Upper Middle Class

- Giorgio Mobili
- Introduced in 2010
- Luxury brand featuring clean, classic styles

GIORGIO MOBILI

Middle Class

- Colorful World – Introduced in 2003
  - First Nova brand
  - Young, clean, fashionable style
- Ming Ma – Launch in 2012
  - Traditional Chinese designs in modern furniture styles
- 1Sofa – Launch in 2012
  - Functional, practical, bright colors and random pattern combinations

General Public

- Who Zhi Bao – Launch in 2012
- Popular Fashions
- Classic Designs

Target new gallery collection every six months for each brand

“GIORGIO MOBILI” BRAND

GIORGIO MOBILI

- **Clientele: Upper middle-class consumers**
- Luxury brand established in 2010
- Clean, classic style for upper middle-class consumers
- High-end living room and bedroom sets, combining simple elegance with modern fashion
- Luxury brands are growing exponentially due to the rising middle class worldwide


GIORGIO MOBILI





“COLORFUL WORLD” BRAND

花花世界

- **Clientele: Middle-class consumers**
- Launched in 2003, first major branded product introduced by Nova into the China market
- Young, clean, fashionable look for middle-class consumers; suitable for smaller, urban living spaces
- Majority of franchising store sales consist of the “Colorful World” brand
- To launch new “Sleeping Life of Colorful World” bedroom line in 2012









FRANCHISING IN CHINA

FRANCHISING MODEL IN CHINA

- Nova brands offered through independently owned franchise stores
  - Stores individually advertise through local media
  - Nova coordinates large-scale promotions for launching new product collections
  - Nova sells directly to franchise store owners
  - Higher profit margins than export sales
- Stores strategically located in furniture marketplaces and large shopping malls for better brand visibility
- Each brand distinctly designed to accommodate different consumer preferences in the China market
- Currently has grown to more than 50 franchise stores, with a target of 200 stores in 2012





CHINA INDUSTRY DYNAMICS

- Consumption of furniture in China up 37.2% to $10.65 billion in 2010 from 2009(1)
- China's GDP growth drives consumer wealth growth - China's average GDP growth of 11.2% annually since 2006(2)
- China's market population of middle class and affluent consumers is projected to grow to more than 400 million by 2020 from 150 million in 2010(3)
- 32.9% increase of investment in commercial residential buildings and 40.7% increase of investment in new housing starts in China from 2009 to 2010(4)
- Average per-capita consumption of furniture in China was approximately US$5.5/year in 2009, whereas average for the U.S. was US$236/year(5)
- Demand for new apartments in China is projected to increase from 7 billion sq. ft. (10 million apartments) in 2010 to 12 billion sq. ft. (17 million apartments) in 2020(6)
- Greater demand for one-stop stylish furniture: increase in income levels leading to consumers in China caring more about design and style. GDP per capita projected to increase to over US$10,000 in 2020 from US$4,000 in 2010; tier 1 city projected to exceed US$20,000 in 2020(6)
- Nova LifeStyle offers modern, ergonomic and trendy products – 37% of Chinese consumers like modern style (Colorful World, Giorgio Mobili, 1Sofa, Wo Zhi Bao), 14% like traditional Chinese style (Ming Ma)(7)

Source:
(1): National Bureau of Statistics of China report dated January 20, 2011
(2): International Monetary Fund, World Economic Outlook Database, April 2011 (http://bit.ly/upceYz)
(3): Boston Consulting Group's "Big Prizes in Small Places; China's Rapidly Multiplying Pockets of Growth" report November 2010
(4): National Bureau of Statistics of China report dated January 17, 2011
(5): Changzhou Ouao Office Furniture Company (http://www.china0519.com/news/newshtml/7/2003-09-26/20030926030948.html)
(6): Industry Research Report by Hongwei Bai in CICC, November 10, 2009 (http://wenku.baidu.com/view/4cbd861922791688486d760.html)
(7): List of Furniture Consumption in China in 2009 (http://www.0514rj.com/Article/kan/200912/4338.html)

ESTABLISHED GLOBAL CLIENTELE

SELECT CUSTOMER PROFILES	
Nebraska Furniture	A subsidiary of Berkshire Hathaway which is ranked No. 5 of the top 100 U.S. furniture stores. Estimated $1.1 billion sales in 2010 of furniture, beddings, and accessories.(1)
Actona Company	More than € 150 million in annual sales, marketing to stores and chain stores across Europe, U.S., Australia and Asia with a broad range of product offerings and a wide international design span.
El Dorado Furniture	Ranked No. 42 in the top 100 U.S. furniture stores. Established in 1967 - largest Hispanic-owned retail enterprise in the U.S. Estimated $131.5 million sales in 2010 of furniture, beddings, and accessories; mid-priced to high-end retailer with 12 stores in South Florida, including two outlets. (1)
Rooms to Go	Ranked No. 3 in the top 100 U.S. furniture stores. Privately owned, mid-priced chain with stores throughout the U.S. Estimated $1.4 billion sales in 2010 of furniture, beddings, and accessories.(1)
Dongguan Metals and Minerals	Established in 1973, one of the earliest founded companies dealing with import and export business of metals and minerals in China.
Living Spaces	Ranked No. 38 of the top 100 U.S. furniture stores. Privately owned. Promotional to mid-priced southern California chain operating stores in Irvine, La Mirada, Monrovia, Rancho Cucamonga and Van Nuys. Estimated $164 million sales in 2010 of furniture, beddings, and accessories. (1)

(1): Furniture/Today, "Top 100 U.S. Furniture Stores," November 15, 2011

nova LIFESTYLE

OTHER SELECT CUSTOMERS

JSWB 吉盛伟邦

Easyhome 居然之家

freedom

M 红星·美凯龙 MACALLINE

IDEmøbler

CIMEN 喜盈门

月星家居 YUEXING FURNITURE

csn | stores.com ...Shop Easy

FURNITURE Village

think sofas, think dfs

ATLAS Votre Choix Qualité . Vie

dormitienda COLCHONES

HOBA 好百年家居

ILVA

Kinhom 金海马家居

ATG Stores

FLY

OneWayFurniture.com ...and the 8th day it was furnished

Ayd

amazon.com

CORPORATE MARKETING EVENTS

nova LIFESTYLE




DIAMOND SOFA

Las Vegas Showroom


DIAMOND SOFA

Highpoint, North Carolina Showroom



Miss Nova Furniture Promotions

MANAGEMENT TEAM - INDUSTRY EXPERTS



Jeffery Wong – CEO, Chairman and Co-Founder
- 22 years of experience in the furniture industry
- Vice-Chairman, Dongguan Furniture Association
- Director, the International Furniture and Decoration (Hong Kong) Association
- Graduated from Hong Kong Victoria Technical College
- Fluent in English and Chinese



Sammy Ho – CFO, Co-Founder
- 19 years of experience in the furniture industry
- Bachelor's degree from St. Mary's University
- MBA from The Chinese University of Hong Kong in 1990
- Fluent in English and Chinese



Alex Ng – Corporate Secretary
- COO of Nova Dongguan since 2003
- Bachelor's degree in Economics from York University in Canada
- Training certificates in securitization, derivatives and financial analysis from the Canadian Securities Institute
- Fluent in English and Chinese



Dawn Atnip – Senior Sales Executive
- Joined in 2006 as Senior Sales Executive
- More than 10 years of experience in Sales
- Prior work experience include positions at Universal Mattress and Even Stevens
- Riverside College, CA graduate



Tawny Lam – President, member of the Board of Directors
- Joined in 2011
- CEO and co-founder in 1992 of Diamond Sofa in Commerce, California
- Extensive experience in U.S. furniture product marketing
- Bachelor of Science in Business and Finance from California State University, Los Angeles
- Fluent in English, Chinese and Vietnamese



Warren Wong – VP, Marketing
- 16 years of marketing and general management experience
- 2003-2006, General Manager of Aura Deco Ltd
- 1996-2003, Manager of Gamamobel International
- Graduated from Hong Kong Polytechnic University in 1994
- Fluent in English and Chinese



Mark Chapman – VP, Marketing
- Sales Manager of Diamond Sofa since 2004
- 20 years of experience in the furniture industry
- Previously Director of Purchasing for ACE TV Rentals, Central Rents and Day Page
- Graduated from Augustana College with a Bachelor of Science Degree in Business Administration Management and Marketing



Chris Steadman – Director of Internet Sales
- Responsible for all internet sales related transactions
- More than 20 years of sales experience
- Prior positions include sales positions at Chicco, USA, Zapf Creation and QVC
- Bachelor's degree from Temple University

FINANCIAL PROFILE

NOVA LIFESTYLE, INC. FINANCIALS

US$ millions

	FY 2009	FY 2010	FY 2011E	FY 2012E
Revenue	$21.7	$28.8	$39.5	$74.0
Growth		33.0%	37.1%	87.3%
Net Income	$4.6	$4.8	$5.8	$13.0

Shareholder Equity (3Q 2011): $20.7 million

COMPARABLE ANALYSIS – TRAILING 12 MONTHS[1]

					Margins			
	Employees	Mkt Cap	P/E	T12M Sales	Gross	EBITDA	Operating	Net
Nova Lifestyle	800	$71.59	11.1x	$32.86	29.9%	18.9%	17.1%	13.8%
Hooker Furniture	688	$104.15	24.7x	$224.67	20.6%	3.9%	2.6%	1.4%
La-Z-Boy	7,910	$44.90		$107.70	2.9%	-25.4%	-14.9%	-13.5%
Bassett Furniture	1,254	$506.52	7.3x	$1,203.92	30.1%	4.6%	3.0%	5.8%
Furniture Brands	6,200	$55.50		$1,128.22	23.9%	-1.8%	-4.3%	-7.0%
Ethan Allen Interiors	4,400	$90.55	17.0x	$255.93	49.3%	0.5%	-5.9%	22.1%
Stanley Furniture	1,800	$578.12	27.1x	$699.04	52.2%	7.7%	5.9%	4.6%

Nova LifeStyle – strong margins profile, high organic growth

(1): Data source from Bloomberg as of November 30, 2011